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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 10, 1997 included in EVI, Inc.'s (the "Company") Form 10-K/A for the year ended December 31, 1996, as supplemented in the Company's Form 8-K dated October 20, 1997, and to all references to our Firm included in this Registration Statement.

                                                 /s/ ARTHUR ANDERSEN LLP
                                            ------------------------------------
                                                    Arthur Andersen LLP

Houston, Texas
November 5, 1997